Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 9, 2013, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 5.875% Senior Notes due 2023 issued by Allegheny Technologies Incorporated (CUSIP No. 01741RAF9) (the "Notes") at a purchase price of $99.991 per Note including an underwriting discount of $0.650 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

J.P. Morgan Securities LLC

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

PNC Capital Markets LLC

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 9-10, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 7/9/2013
3. Total Net Assets of Account/Fund: $ 547,893,144
4. Type and Description of Security to be Purchased: Allegheny Technologies Inc. 5.875% 8/15/2023
5. Credit Rating of Security (Rating/Rating Agency): Moodys Baa3/S&P BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $500,000,000
9. CUSIP: 01741RAF9
10. Amount Purchased by Account/Fund(units/shares): 3,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .6%
12. Amount Purchased as a Percentage of Account/Fund Assets: .55%
13. Purchase Price of Securities (if at par, so state): 99.991
14. Commission/Spread Received by Principal Underwriters(takedown): .65 %
15. Yield (as applicable): 5.875 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 5.875 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **7/9/2013**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/9/2013**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **7/9/2013**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 9, 2013, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 4.650% Notes due 2023 issued by Realty Income Corporation (CUSIP No. 756109AP9) (the "Notes") at a purchase price of $99.775 per Note including an underwriting discount of $0.650 per Note. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

J.P. Morgan Securities LLC

RBC Capital Markets, LLC

Regions Securities LLC

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Morgan Stanley & Co. LLC

BB&T Capital Markets, a division of BB&T Securities, LLC

BBVA Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

Moelis & Company LLC

PNC Capital Markets LLC

Capital One Securities, Inc.

Comerica Securities, Inc.

Raymond James & Associates, Inc.

SMBC Nikko Capital Markets Limited

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 9-10, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 7/9/2013
3. Total Net Assets of Account/Fund: $ 547,893,144
4. Type and Description of Security to be Purchased: Realty Income Corporation 4.65% 8/1/2023
5. Credit Rating of Security (Rating/Rating Agency): Moodys Baa1/S&P BBB+/Fitch BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $750,000,000
9. CUSIP: 756109AP9
10. Amount Purchased by Account/Fund(units/shares): 3,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .4%
12. Amount Purchased as a Percentage of Account/Fund Assets: .55%
13. Purchase Price of Securities (if at par, so state): 99.775
14. Commission/Spread Received by Principal Underwriters(takedown): .65 %
15. Yield (as applicable): 4.678 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 4.678 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information)*:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **7/9/2013**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/9/2013**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **7/9/2013**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On July 18, 2013, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 Variable Rate Turnpike Revenue Bonds, Series B of 2013, issued by the Pennsylvania Turnpike Commission (CUSIP No.: 7092236T3) (the "Bonds") at a purchase price of $100.000 per Bond including an underwriting discount of $0.325 per Bond. The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

BNY Mellon Capital Markets, LLC

Samuel A. Ramirez & Company, Inc.

NW Capital Markets Inc.

Duncan-Williams, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 9-10, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
2. Anticipated Purchase Date: 7/18/13
3. Total Net Assets of Account/Fund: $378,120,658
4. Type and Description of Security to be Purchased: Pennsylvania St. Turnpike Comm Series B Var 12/1/2019
5. Credit Rating of Security (Rating/Rating Agency): A1/A+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $265,155,000
9. CUSIP: 7092236T3
10. Amount Purchased by Account/Fund(units/shares): 2,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .75%
12. Amount Purchased as a Percentage of Account/Fund Assets: .53%
13. Purchase Price of Securities (if at par, so state): 100
14. Commission/Spread Received by Principal Underwriters(takedown): .325%
15. Yield (as applicable): 1.2 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 1.2 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **GREG CONANT** Signature [signature] Date **7/18/13**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/18/13**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **7/18/13**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	10/11/13

3rd Quarter 2013

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On November 21, 2013, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 3.500% Notes due 2021 issued by DDR Corp. (CUSIP No. 23317HAC6) (the "Notes") at a purchase price of $99.327 per Note including an underwriting discount of $0.625 per Note.  The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

U.S. Bancorp Investments, Inc.

RBS Securities Inc.

Scotia Capital (USA) Inc.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

PNC Capital Markets LLC

Regions Securities LLC

The Huntington Investment Company

Sandler, O'Neill & Partners, L.P.

SMBC Nikko Securities America, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_ BNY MELLON CORPORATE BOND FUND ______________
2. Anticipated Purchase Date:____11/21/13____________________
3. Total Net Assets of Account/Fund:__$ 564,426,776__________________
4. Type and Description of Security to be Purchased:__DDR Corp 3.5% 1/15/2021______
5. Credit Rating of Security (Rating/Rating Agency):__BBB-/BBB-/Baa2________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup_________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM___________________________
8. Issue Size:___$300,000,000_________________
9. CUSIP: _23317HAC6_______________
10. Amount Purchased by Account/Fund(units/shares):_5,000_______Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_1.67%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.88%______________________
13. Purchase Price of Securities (if at par, so state):__99.327______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.625%______________________
15. Yield (as applicable): __3.607______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __3.607______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **11/21/13**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **11/21/13**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **11/21/13**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On December 2, 2013, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 2.25% Senior Notes due 2018 issued by CVS Caremark Corporation (CUSIP No. 126650CB4) (the "Notes") at a purchase price of $99.887 per Note including an underwriting discount of $0.600 per Note. The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclays Capital Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Wells Fargo Securities, LLC

Guggenheim Securities, LLC

Fifth Third Securities, Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

Mitsubishi UFJ Securities (USA), Inc.

KeyBanc Capital Markets Inc.

TD Securities (USA) LLC

RBC Capital Markets, LLC

Mizuho Securities USA Inc.

Capital One Securities, Inc.

RBS Securities Inc.

SMBC Nikko Securities America, Inc.

Regions Securities LLC

SunTrust Robinson Humphrey, Inc.

PNC Capital Markets LLC

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Santander Investment Securities Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_ BNY MELLON CORPORATE BOND FUND ______________
2. Anticipated Purchase Date:____12/2/13____________________
3. Total Net Assets of Account/Fund:__$566,564,480________________
4. Type and Description of Security to be Purchased:__CVS Caremark Corp 2.25% 12/5/2018______
5. Credit Rating of Security (Rating/Rating Agency):__Baa1/BBB+_________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Barclays Capital Inc_________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_______________________
8. Issue Size:___$1,250,000,000________________
9. CUSIP: _126650CB4_______________
10. Amount Purchased by Account/Fund(units/shares):_2,000_______Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.16%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.35%____________________
13. Purchase Price of Securities (if at par, so state):__99.887_________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.6%____________________
15. Yield (as applicable): __2.274______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __2.274______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **12/2/13**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **12/2/13**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **12/2/13**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Intermediate Municipal Bond Fund

On December 5, 2013, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.000% Asset-Backed Revenue Bonds, Series 2013B (State Contingency Contract Secured), due June 1, 2020 issued by Tobacco Settlement Financing Corporation (State of New York) (CUSIP No. 88880TNP7) (the "Bonds") at a purchase price of $108.250 per Bond including an underwriting discount of $0.375.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Barclays Capital Inc.

Samuel A. Ramirez & Company, Inc.

Academy Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Drexel Hamilton, LLC

Goldman, Sachs & Co.

Jefferies LLC

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Rice Securities, LLC

Roosevelt & Cross, Inc.

Siebert Brandford Shank & Co., L.L.C.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND____________
2. Anticipated Purchase Date:_12/5/13________________________
3. Total Net Assets of Account/Fund:_$1,738,571,976__________________
4. Type and Description of Security to be Purchased:_Tobacco Settlement Financing Corp 5% 6/1/2020_Series B_
5. Credit Rating of Security (Rating/Rating Agency):_AA-/AA-________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup________________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM______________________________
8. Issue Size:_$565,655,000____________________
9. CUSIP: __88880TNP7______________
10. Amount Purchased by Account/Fund(units/shares):__5,000_____________Units_____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.88%_____________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.31%____________________________
13. Purchase Price of Securities (if at par, so state):___108.25_____________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.375%_____________________
15. Yield (as applicable): __1.58______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.58_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)__**GREG CONANT**____ Signature ____[signature]____ Date_**12/5/13**___

LOB CIO/COO Name (Print)________**JOHN FLAHIVE**____Signature ____[signature]____ Date_**12/5/13**__

Chief Compliance Officer Name (Print) **KATHERINE CAIN**_Signature ____[signature]____ Date_**12/5/13**_____

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On December 5, 2013, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,600 5.000% Asset-Backed Revenue Bonds, Series 2013B (State Contingency Contract Secured), due June 1, 2019 issued by Tobacco Settlement Financing Corporation (State of New York) (CUSIP No. 88880TNJ1) (the "Bonds") at a purchase price of $102.011 per Bond including an underwriting discount of $0.375.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Barclays Capital Inc.

Samuel A. Ramirez & Company, Inc.

Academy Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Drexel Hamilton, LLC

Goldman, Sachs & Co.

Jefferies LLC

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Rice Securities, LLC

Roosevelt & Cross, Inc.

Siebert Brandford Shank & Co., L.L.C.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL SHORT TERM MUNICIPAL BOND FUND____________
2. Anticipated Purchase Date:_12/5/13____________________
3. Total Net Assets of Account/Fund:_$1,196,323,907________________
4. Type and Description of Security to be Purchased:_Tobacco Settlement Financing Corp 5% 6/1/2019_Series B_
5. Credit Rating of Security (Rating/Rating Agency):_AA-/AA-______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup______________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM________________________
8. Issue Size:_$565,655,000__________________
9. CUSIP: __88880TNJ1______________
10. Amount Purchased by Account/Fund(units/shares):__1,600_____________Units_____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.28%_____________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.14%____________________
13. Purchase Price of Securities (if at par, so state):___102.011________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.375%__________________
15. Yield (as applicable): __.701______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.701_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **CHRIS NICHOLL** Signature [signature] Date 12/5/13

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date 12/5/13

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date 12/5/13

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On December 5, 2013, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 5.000% Asset-Backed Revenue Bonds, Series 2013B (State Contingency Contract Secured), due June 1, 2019 issued by Tobacco Settlement Financing Corporation (State of New York) (CUSIP No. 88880TNN2) (the "Bonds") at a purchase price of $105.895 per Bond including an underwriting discount of $0.375.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Barclays Capital Inc.

Samuel A. Ramirez & Company, Inc.

Academy Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Drexel Hamilton, LLC

Goldman, Sachs & Co.

Jefferies LLC

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Rice Securities, LLC

Roosevelt & Cross, Inc.

Siebert Brandford Shank & Co., L.L.C.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL SHORT TERM MUNICIPAL BOND FUND____________
2. Anticipated Purchase Date:_12/5/13____________________
3. Total Net Assets of Account/Fund:_$1,196,323,907________________
4. Type and Description of Security to be Purchased:_Tobacco Settlement Financing Corp 5% 6/1/2019_Series B_
5. Credit Rating of Security (Rating/Rating Agency):_AA-/AA-______________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup______________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM______________________
8. Issue Size:_$565,655,000________________
9. CUSIP: __88880TNN2____________
10. Amount Purchased by Account/Fund(units/shares):__3,000____________Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.53%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.27%____________________
13. Purchase Price of Securities (if at par, so state):___105.895______________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.375%______________________
15. Yield (as applicable): __.95______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.95______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **CHRIS NICHOLL** Signature [signature] Date **12/5/13**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **12/5/13**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **12/5/13**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On December 5, 2013, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,500 5.000% Asset-Backed Revenue Bonds, Series 2013B (State Contingency Contract Secured), due June 1, 2022 issued by Tobacco Settlement Financing Corporation (State of New York) (CUSIP No. 88880TNM4) (the "Bonds") at a purchase price of $109.900 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Barclays Capital Inc.

Samuel A. Ramirez & Company, Inc.

Academy Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Drexel Hamilton, LLC

Goldman, Sachs & Co.

Jefferies LLC

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Rice Securities, LLC

Roosevelt & Cross, Inc.

Siebert Brandford Shank & Co., L.L.C.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NEW YORK INTERMEDIATE TAX EXEMPT BOND FUND_____
2. Anticipated Purchase Date:_12/5/13
3. Total Net Assets of Account/Fund:_$194,610,962
4. Type and Description of Security to be Purchased:_Tobacco Settlement Financing Corp 5% 6/1/2022 Series B__
5. Credit Rating of Security (Rating/Rating Agency):_AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM
8. Issue Size:_$565,655,000
9. CUSIP: __88880TNM4
10. Amount Purchased by Account/Fund(units/shares):__1,500 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.27%
12. Amount Purchased as a Percentage of Account/Fund Assets:__.85%
13. Purchase Price of Securities (if at par, so state):___109.9
14. Commission/Spread Received by Principal Underwriters(takedown):__.5%
15. Yield (as applicable): __2.03______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.03______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **GREG CONANT** Signature [signature] Date **12/5/13**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **12/5/13**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **12/5/13**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On December 5, 2013, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 5.000% Asset-Backed Revenue Bonds, Series 2013B (State Contingency Contract Secured), due June 1, 2022 issued by Tobacco Settlement Financing Corporation (State of New York) (CUSIP No. 88880TNM4) (the "Bonds") at a purchase price of $109.900 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Barclays Capital Inc.

Samuel A. Ramirez & Company, Inc.

Academy Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Drexel Hamilton, LLC

Goldman, Sachs & Co.

Jefferies LLC

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Rice Securities, LLC

Roosevelt & Cross, Inc.

Siebert Brandford Shank & Co., L.L.C.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND_____
2. Anticipated Purchase Date:_12/5/13
3. Total Net Assets of Account/Fund:__$354,355,975
4. Type and Description of Security to be Purchased:_Tobacco Settlement Financing Corp 5% 6/1/2022_Series B_
5. Credit Rating of Security (Rating/Rating Agency):_AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM
8. Issue Size:__$565,655,000
9. CUSIP: __88880TNM4
10. Amount Purchased by Account/Fund(units/shares):__1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.18%
12. Amount Purchased as a Percentage of Account/Fund Assets:_.31%
13. Purchase Price of Securities (if at par, so state):___109.9
14. Commission/Spread Received by Principal Underwriters(takedown):__.5%
15. Yield (as applicable): __2.03______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.03_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **GREG CONANT** Signature [signature] Date_**12/5/13**___

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date_**12/5/13**__

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **12/5/13**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

On December 12, 2013, BNY Mellon Mid Cap Multi-Strategy Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,252 shares of common stock issued by Aramark Holdings Corporation (CUSIP No.: 03852U106) (the "Common Stock") at a purchase price of $20.00 per share including an underwriting discount of $1.20 per share. The Common Stock was purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Credit Suisse Securities (USA) LLC

Barclays Capital Inc.

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Robert W. Baird & Co. Incorporated

PNC Capital Markets LLC

Rabo Securities USA, Inc.

Samuel A. Ramirez & Company, Inc.

Santander Investment Securities Inc.

SMBC Nikko Securities America, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 11-12, 2014.  These materials include additional information about the terms of the transaction.

RULE 10f-3 Transactions

BNY Mellon Mid Cap Multi-Strategy Fund

Reporting Period	10/1/ - 12/31/2013
Total Net Assets	360,903,000

Portfolio Manager	Joseph Feeney, Jr. & Steven Pollack

Security purchased	Cusip/Sedol	Type of Offering	Lead Underwriter	Broker Dealer Purchased From	Expected Trade Date	Type of Security	Total Transaction (Shares/Par)	Purchase Price	Purchase Amount	Commission/Spread as % of Offering Price
Aramark Holdings Corp	03852U106	Initial Public Offering	Joint Leads	Goldman Sachs	12/12/13	Common Stock	2,252	20.00	45,040	6.00%
			Affiliated Underwriter	**Other Syndicate members**	**Date of First Offering**	**Rating of Security**	**Issue Size**	**% of Issue Size Purchased by Above Fund**	**% of Issue Size Purchased by Above Fund as a % of Total Net Assets of Fund**	**% of Issue Size Purchased by ALL Funds advised by Manager as a % of Total Issue Size (cannot exceed 25%)**
			Rabo Securities	Barclays, BofA Merrill Lynch, RBC Capital Markets, Wells Fargo, Baird, PNC Capital, Ramirez & Co, Santander, SMBC Nikko, The Williams Group	12/12/13	N/A	41,690,000	0.01%	0.01%	0.12%
					Was Price Paid the same as other Purchasers?	**Was Security Purchased on Offer Date?**	**Was Issuer in continuous operation for at least 3 years?**	**Was Offering part of Firm commitment?**	**Did Affiliated Underwriter benefit directly or indirectly from purchase?**	**Was Commission or Spread paid to the principal underwriter reasonable and fair compared to commission or spread paid to other underwriters in connection with similar transactions?**
					Yes	Yes	Yes	Yes	No	Yes

Certification

The Adviser certifies that the above information is correct.

The Adviser has determined that the securities listed above are securities the Fund is permitted to invest in as described in the current prospectus.

The Adviser has determined that the securities purchased are in accordance with *Dreyfus Fund Rule 10f-3 policies and procedures.*

In reaching its determination, the Adviser considered all of the conditions as specified in the *Dreyfus Fund 10f-3 policies and procedures.*

SIGNED	[signature]	DATE	1/30/2014

1/28/2014

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	1/17/14

4th Quarter 2013